RREEF

REAL ESTATE

SECURITIES

FUND



Annual Report





October 31, 1995









[LOGO OF RREEF SECURITIES FUND, INC.]

President's Letter
--------------------

Dear Shareholder:

This is the first annual report for the recently formed RREEF Real Estate Securities Fund. My associates and I welcome you to the fund and appreciate the confidence you have exhibited in us and our investment strategy. Due to the recent inception date and our October 31 fiscal year end, this is a short year consisting of just 41 days of operations.

The Fund has been designed to pool funds to invest in real estate securities. The Fund is very important to RREEF and RREEF Securities and will be run with the same approach and strategy that has made us a successful REIT separate account manager. Our goal is to selectively invest in REIT securities that will be strong performers given their strategies, property portfolios, and valuation characteristics.

Portfolio Diversification by Property Type and Geographic Region
Diversification based on REIT market values of $2,867,588/1/ as of October 31, 1995.

      [PIE CHART APPEARS HERE]                     [PIE CHART APPEARS HERE]

          By Property Type                           By Geographic Region
      Apartment           35%                      Mideast             22%
      Regional Malls      20%                      Pacific             17%
      Industrial          17%                      Southeast           16%
      Office              11%                      Southwest           14%
      Storage             10%                      East N. Central     13%
      Retail               7%                      Northeast            9%
                                                   Mountain             5%
                                                   West N. Central      4%

/1/ Diversification is based on RREEF Securities' estimate of underlying property values.

REIT Market Outlook

We maintain a very positive outlook for the return prospects of the REIT universe. Property fundamentals generally remain solid and the continued strength of the financial markets has increased the relative attractiveness of REIT valuations. In addition, recent lower interest rate levels have allowed several companies to restructure balance sheets with lengthened debt maturities at favorable rates. After the rapid expansion of the number of REITs during the 1993 and 1994 IPO boom, 1995 has been a year where companies have been able to not only prove their operating expertise, but also sharpen their balance sheet management skills in a somewhat forgiving financial environment.

--------------------------------

During the period, we maintained an overweight position in the apartment sector in response to the good relative value in this area. Though we are monitoring new construction levels in several markets, we expect continued good supply/demand conditions to lead to rental rate increases as well as selective development opportunities to drive the growth of apartment REIT cash flow streams.

The industrial sector was also overweighted given that fundamentals remain very healthy for industrial markets. However, company pricing substantially reflects the positive outlook for many of the companies in the sector. Returns from this sector should be solid but will likely not be the leader of the REIT universe.

Throughout the period we maintained overweight allocations to the office and self storage sectors due to good growth prospects and attractive pricing. Regional malls were also overweighted even though growth prospects are not as strong, as we are able to select companies with attractive price/growth relationships.

Finally, we were significantly underweight in the non-mall retail sector. Selectivity can also work to an investor's advantage in this sector. For example, our investments focus on REITs with generally low exposure to shop space tenants and that favor the "big box" discount format over traditional community and neighborhood centers. The competition in this area has been highlighted by the recent Chapter XI filings of Caldor, Bradlees, and Jamesway, the rumors surrounding Kmart, and the purchase of Marshalls by TJX. Our continued underweighting is due to our belief that tenant weakness in these centers may lead to increased vacancies and declining cash flows and that investor perception will remain quite negative. Fundamentals are clearly stronger in other REIT sectors.

We take a selective approach to investing in REIT securities, as we believe you must to be successful over the long term. We typically hold 20 to 30 securities in an investment portfolio and on October 31, 1995, we owned 25 issues in the fund. Our investments continue to focus on companies with growing cash flow streams, strong management, successful strategies, conservative financial structures and, therefore, the ability to generate strong returns.



Kim G. Redding
President

RREEF Real Estate Securities Fund

Portfolio of Investments
October 31, 1995
------------------------------------------------------------------------------


                                                         Share/Par                       Market                       Percent of
Description                                               Amount                         Value                        Net Assets
-----------                                               ------                         -----                        ----------

REAL ESTATE INVESTMENT TRUSTS

Multi-Family Residential
Avalon Properties, Inc..........................             4,500                     $    87,750
Bay Apartment Communities.......................             6,000                         123,750
Equity Residential Properties Trust.............             4,800                         134,400
Gables Residential Trust........................             6,400                         137,600
Mid-America Apartment Communities, Inc..........             5,700                         131,100
Oasis Residential, Inc..........................             2,800                          60,900
Security Capital Pacific Trust..................             4,900                          87,588
Summit Properties, Inc..........................             6,400                         118,400
United Dominion Realty Trust....................             8,900                         122,375
                                                                                       -----------
                                                                                         1,003,863
                                                                                       -----------                         33.7%
Retail

Regional Malls
CBL & Associates Properties.....................             7,200                         153,000
Macerich Company................................            10,300                         207,289
Simon Property Group, Inc.......................             8,600                         199,950
                                                                                       -----------
                                                                                           560,239                         18.8%
                                                                                       -----------
Neighborhood and Community Shopping Centers
Developers Diversified Realty Corporation.......             4,700                         133,950
Vornado Realty Trust............................             1,900                          68,163
                                                                                       -----------
                                                                                           202,113                          6.8%
                                                                                       -----------
                                                                                           762,352                         25.6%
                                                                                       -----------                    ----------
Industrial
Centerpoint Properties Corporation..............             5,800                         131,225
First Industrial Realty Trust...................             7,500                         152,813
Spieker Properties, Inc.........................             8,100                         196,425
                                                                                       -----------
                                                                                           480,463                         16.1%
                                                                                       -----------
Office
Beacon Properties Corporation...................             1,500                          32,621
Cali Realty Corporation.........................             2,800                          54,600
Highwood Properties, Inc........................             6,300                         167,738
Koger Equity, Inc.*.............................             6,900                          66,413
                                                                                       -----------
                                                                                           321,372                         10.8%
                                                                                       -----------
Storage
Sovran Self Storage, Inc........................             2,400                          59,400
Storage Equities, Inc...........................             4,700                          86,363
Storage Trust Realty............................             5,600                         109,900
Storage USA, Inc................................             1,500                          43,875
                                                                                       -----------
                                                                                           299,538                         10.0%
                                                                                       -----------                    ----------
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,950,178)                                    2,867,588                         96.2%
                                                                                       -----------                    ----------
SHORT-TERM INVESTMENT
Bank of Boston Cash Sweep.....    5.20%   11/01/95       $ 150,128                         150,128                          5.0%
                                                                                       -----------                    ----------
TOTAL SHORT-TERM INVESTMENT (at Amortized Cost)                                            150,128                          5.0%
                                                                                       -----------                    ----------
TOTAL INVESTMENTS (Cost $3,100,306**)                                                    3,017,716                        101.2%

Excess of Other Assets over Liabilities                                                    (34,753)                       (1.2)%
                                                                                       -----------                    ----------
NET ASSETS                                                                             $ 2,982,963                        100.0%
                                                                                       ===========                    ==========

Notes to the Portfolio of Investments:

 *Non-Income producing security.
**Aggregate cost for Federal tax purposes.

             See accompanying notes to the financial statements.

RREEF Real Estate Securities Fund

Statement of Assets and Liabilities
October 31, 1995
--------------------------------------------------------------------------------


Assets:
  Investments, at value (cost $3,100,306)                   $  3,017,716
  Cash                                                            90,683
  Dividends and interest receivable                               10,671
  Unamortized organizational expenses (Note 1)                    95,682
                                                              ----------
    Total assets                                               3,214,752
                                                              ----------
Liabilities:
  Net payable to Adviser                                          85,695
  Payable for investments purchased                              131,653
  Accrued expenses                                                14,441
                                                              ----------
    Total liabilities                                            231,789
                                                              ----------

Net Assets (equivalent to $9.82 per share based on 303,769
  shares outstanding, unlimited shares authorized)*         $  2,982,963
                                                              ==========
Net assets consist of:
  Paid-in capital                                           $  3,045,764
  Undistributed net investment income                             19,789
  Net unrealized depreciation of investments                     (82,590)
                                                              ----------
    Net assets                                              $  2,982,963
                                                              ==========


  * Shares of the Fund are sold and redeemed at net asset value.


              See accompanying notes to the financial statements.

RREEF Real Estate Securities Fund

Statement of Operations
For the period September 21, 1995 (Commencement of Operations) to October 31,
1995
-------------------------------------------------------------------------------


Investment Income:
  Dividends                                                        $    23,809
  Interest                                                                 435
                                                                     ---------
    Total income                                                        24,244
                                                                     ---------

Expenses:
  Management fees (Note 2)                                               2,227
  Custodian, transfer agent and administration fees                     19,296
  Audit and tax fees                                                    14,159
  Amortization of organizational expense                                 2,199
  Directors fees                                                         1,011
  Miscellaneous                                                          5,136
                                                                     ---------
    Total expenses                                                      44,028

    Less: fees waived and expenses reimbursed by Adviser (Note 2)      (37,700)

    Less: fees offset by Custodian (Note 2)                             (1,873)
                                                                     ---------
    Net expenses                                                         4,455
                                                                     ---------
       Net investment income                                            19,789
                                                                     ---------

Change in net unrealized depreciation on investments                   (82,590)
                                                                     ---------

Net decrease in net assets resulting from operations                $  (62,801)
                                                                     =========



              See accompanying notes to the financial statements.

RREEF Real Estate Securities Fund

Statement of Changes in Net Assets
For the period September 21, 1995 (Commencement of Operations) to October 31,
1995
------------------------------------------------------------------------------


Increase (decrease) in net assets:

Operations:
  Net investment income                                                           $     19,789
  Change in net unrealized depreciation on investments                                 (82,590)
                                                                                    ----------
  Net decrease in net assets resulting from operations                                 (62,801)

  Net increase in net assets resulting
      from Fund share transactions (Note 4)                                          2,945,754
                                                                                    ----------
  Total increase in net assets                                                       2,882,953


Net assets:
  Beginning of period                                                                  100,010
                                                                                    ----------

  End of period (including undistributed net investment income of $19,789)        $  2,982,963
                                                                                    ==========

              See accompanying notes to the financial statements.

RREEF Real Estate Securities Fund

Financial Highlights
(For a Fund share outstanding throughout the period)
------------------------------------------------------------------------------

                                                                      Period from
                                                                  September 21, 1995*
                                                                  to October 31, 1995
                                                                 ---------------------
Net asset value, beginning of period                                    $ 10.00
                                                                         ------
Income from investment operations:
 Net investment income                                                     0.07
 Net unrealized loss on investments                                       (0.25)
                                                                         ------
   Total from investment operations                                       (0.18)
                                                                         ------

Net asset value, end of period                                          $  9.82
                                                                         ======
Aggregate Total Return                                                    (1.80%)


Ratios/Supplemental Data:

 Net expenses as a percentage of
   average net assets                                                      1.50%**
 Net investment income as a percentage of
   average net assets                                                      6.66%**
 Portfolio turnover rate                                                      0%
 Net assets, end of period (000's)                                      $ 2,983


 The Adviser has voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the Fund.  The
   Custodian has offset part of its fees for balance credits
   given to the Fund.  Without the waiver and offset of fees and reimbursement of expenses, the ratios of expenses and net
   income as a percentage of average net assets would have been:
 Net expenses as a percentage of
   average net assets                                                     14.83%**
 Net investment income as a percentage of
   average net assets                                                     (6.67%)**
------------------------------------------------------------------

 *   Commencement of Operations
 **  Annualized


              See accompanying notes to the financial statements.

RREEF Real Estate Securities Fund

Notes to Financial Statements
-------------------------------------------------------------------------------

1.  Significant accounting policies

    RREEF Real Estate Securities Fund (the "Fund") is a series of RREEF Securities Fund, Inc. (the "Company"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open end, non-diversified management investment company. The Company was organized in Maryland on March 15, 1995 and commenced operations on September 21, 1995. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    Portfolio valuation

    Equity securities listed or regularly traded on a securities exchange (including NASDAQ) are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued according to the broadest and most representative market as determined by RREEF Real Estate Securities Advisers L.P. (the "Adviser"). Other equity securities and those listed securities that are not traded on a particular day are valued at the mean between the latest bid and asked prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund as authorized by the Board of Directors.

    Repurchase agreements

    The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The collateral is marked to market daily to ensure that the market value including accrued interest of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited. The Fund may enter into repurchase agreements only with dealers or banks determined by the Adviser to present minimal credit risks pursuant to procedures established by the Board of Directors to evaluate creditworthiness.

RREEF Real Estate Securities Fund

Notes to Financial Statements
-------------------------------------------------------------------------------

    Taxes

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code"). The Fund intends to distribute to shareholders all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders within the prescribed time periods. Accordingly, no provision for federal income or excise tax is provided.

    Distributions to shareholders

    The Fund intends to declare distributions from net investment income, if any, semi-annually. The Fund intends to distribute capital gains, if any, annually.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, excise tax regulations and utilization of capital loss carryovers. Permanent differences relating to shareholder distributions will result in reclassifications to paid-in capital.

    Investment transactions and income

    Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net realized gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

    Deferred organization expenses

    Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period beginning on the commencement of operations. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.

    Investment risk

    There are certain additional risks involved in investing in Real Estate Investment Trusts ("REITs") than a more diversified portfolio of investments. The Fund may be subject to certain risks similar to those associated with direct ownership of real estate including: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk.

RREEF Real Estate Securities Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

2. Management fee and other transactions with affiliates

    The Fund pays the Adviser, for management and investment advisory services, a fee at an annual rate of 0.75% of daily net assets of the Fund up to $100 million and 0.65% on daily net assets in excess of $100 million. The Adviser has currently agreed to waive its fee and additionally reimburse the Fund to the extent the Fund's annual expenses (including management fee but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs) exceed 1.50% of average daily net assets.

    Certain Officers and Directors of the Fund are also Officers or Directors of the Adviser. Officers and Directors of the Adviser do not receive any compensation from the Fund for serving as Director or Officer of the Fund.

    The fund has entered into an expense offset arrangement as part of its Custody agreement with Investors Bank & Trust Company ("Investors Bank"). Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the Custodian.

3. Purchases and sales of securities

    Cost of purchases of securities, excluding short-term investments, for the period from September 21, 1995 (commencement of operations) to October 31, 1995 was $2,950,178. There were no sales of securities during the period.

    The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:



     Aggregate cost                   $3,100,306
                                      ----------

     Gross unrealized depreciation       (94,420)
     Gross unrealized appreciation        11,830
                                      ----------

     Net unrealized depreciation      $  (82,590)
                                      ----------

RREEF Real Estate Securities Fund

Notes to Financial Statements
-------------------------------------------------------------------------------

4. Share transactions

    The Articles of Incorporation of the Company permits the Directors to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares during the period from September 21, 1995 (commencement of operations) to October 31, 1995 were as follows:


                                          Dollars     Shares
                                          ----------  -------

     Shares sold                          $2,945,754  293,768
     Shares issued to shareholders in
      reinvestment of distributions           ---       ---
     Shares repurchased                       ---       ---
                                          ----------  -------
     Net increase                         $2,945,754  293,768
                                          ==========  =======

5. Principal shareholders

    Three shareholders, each owning greater than 10% of the outstanding shares of the Fund, cumulatively own 90% of the outstanding shares.

Independent Auditors' Report

To the Directors and Shareholders of RREEF Real Estate
   Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RREEF Real Estate Securities Fund (a series of RREEF Securities Fund, Inc.) as of October 31, 1995, the related statements of operations and changes in net assets, and the financial highlights, for the period September 21, 1995 (commencement of operations) through October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of RREEF Real Estate Securities Fund at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the period September 21, 1995 through October 31, 1995 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
December 8, 1995

                     [LOGO OF RREEF SECURITIES FUND, INC]
                               RREEF Funds, Inc.
                             650 California Street
                            San Francisco, CA  95108
                                  415-781-3300